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                                                                   EXHIBIT 10.9



                           INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (this "Agreement"), made as of the 4th day of March, 1994, by and between T/R SYSTEMS, INC., a Georgia corporation (the "Company"), and E. NEAL TOMPKINS, a resident of the State of Georgia (the "Indemnitee");

                              W I T N E S E T H:

         WHEREAS, the company desires to induce the Indemnitee to serve as a director of the Company; and

         WHEREAS, the Indemnitee is willing, subject to certain conditions, including, without limitation, the execution and performance of this Agreement by the Company, to serve as a director of the Company;

         NOW, THEREFORE, in order to induce the Indemnitee to provide the Services (as defined below), and in consideration of the premises, mutual covenants and obligations contained herein, the Company and Indemnitee, intending to be legally bound, hereby agree as follows:

         1. Services. Effective on the date hereof, the Indemnitee agrees to serve as a director of the Company and to provide the Company with the benefit of his experience, insight, knowledge and reputation in order to assist the Company in its management and governance of the Company, in each case until the earliest to occur of the termination of this Agreement by agreement of the Company and Indemnitee, the Indemnitee's resignation by delivery of written notice thereof to the Board of Directors of the Company, or Indemnitee's death. (The services described in this Section 1 are referred to hereinafter as the "Services.")

         2. Indemnification for Past and Future Services. The Company shall indemnify and hold harmless the Indemnitee in the event he becomes a party or is threatened to be made a party to any threatened, pending or completed action, suit, claim or proceeding, or cause of action of whatever nature and description (other than an action by or in the right of the Company, with respect to which the applicable provisions of Georgia law shall apply and the Company shall indemnify Indemnitee to the maximum extent permitted thereby), whether known or unknown, whether
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accrued or contingent, whether existing now or in the future, whether civil, administrative or investigative, whether sounding in contract, tort or equity or arising out of or relating to his agreement hereunder to be a director, by reason of the fact that he performed Services as a director, or, by agreement of the Company and Indemnitee hereafter, officer, agent or employee of the Company, or by reason of any action taken or alleged to have been taken or omitted or alleged to have been omitted in such capacities (a "Proceeding"), against any and all costs, charges, claims, losses, liabilities, expenses, damages and, including without limitation, attorneys' and other fees and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection therewith (collectively, "Expenses") and any appeal therefrom if the Indemnitee acted in a manner he believed in good faith to be in or not opposed to the best interests of the Company; provided, however, that the Company shall not be obligated under this
Section 2 to make any payment in connection with any action, claim or proceeding against the Indemnitee to the extent based upon or attributable to or in connection with any threatened, pending or completed criminal action, suit, claim or proceeding ("Criminal Proceeding") unless the Indemnitee had no reasonable cause to believe his conduct giving rise to the Criminal Proceeding was unlawful.

The termination of any Proceeding by judgment, order, settlement or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto. The determination of whether the Indemnitee shall be entitled to indemnification under this Section 2 shall be made in accordance with Section 4 hereof. If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

         3. Advancement of Expenses Incurred in Defense of Proceeding. The Company shall promptly pay all Expenses as and when incurred by the Indemnitee in advance of the final disposition of the Proceeding in connection with which they were incurred, following receipt by the Company of the notice described in Section 7(a) hereof, together with an Affirmation and Undertaking signed by Indemnitee in the form of Exhibit A attached hereto, upon delivery of reasonable evidence of such Expenses. Such Undertaking obligates Indemnitee to repay all amounts advanced in the event it shall ultimately be determined in accordance with the procedures specified in Sections 4 and 6 hereof that Indemnitee in not entitled to be indemnified by the Company as authorized in
Section 2 above. The Company shall not require any security for the Undertaking.


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         4.       Certain Procedures Relating to Indemnification. For purposes of pursuing his rights to indemnification under Section 2 hereof, the Indemnitee (i) shall submit to the Company a sworn statement of a request for indemnification substantially in the form of Exhibit B attached hereto and made a part hereof (the "Indemnification Statement") and (ii) shall present to the Company reasonable evidence of all Expenses for which payment is requested and that are not subject to Section 5(b) hereof, with the Company receiving credit for all Expenses advanced pursuant to Section 3 above. Submission of an Indemnification Statement to the Company shall create a presumption that the Indemnitee is entitled to indemnification under Section 2 hereof, and the Company shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless, within thirty (30) calendar days after submission of the Indemnification Statement, the Company shall determine by vote of a majority of the Board of Directors of the Company, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice in writing within such period of such determination, that the Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Company's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. Any determination by the Company that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in
Section 6 hereof.

         5.       Subrogation; Duplication of Payments.

                  (a) Upon payment of any amounts under this Agreement to which it is finally determined that Indemnitee is entitled, the Company shall be subrogated to the extent of such amounts to all the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy or otherwise) of the amounts otherwise payable hereunder.


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          6.      Enforcement.

                  (a) If a claim for advancement of Expenses or indemnification made to the Company pursuant to Section 3 or Section 4 hereof is not paid in full by the Company within thirty (30) calendar days after receipt by the Company of all documentation required by such section, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

                  (b)      In any action for indemnification pursuant to
Section 2 hereof, brought under Section 6(a) hereof, it shall be a defense to the claim for indemnification that the Indemnitee has not met the standards of conduct that constitute conditions to the Company's obligation to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. The failure of the Company (including independent legal counsel) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in this Agreement shall not be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

                  (c) It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder for the Indemnitee to serve as a director. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under the Agreement, or in the event that the Company or any other person takes any action to declare the Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the company, in any jurisdiction. The Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and other fees and expenses, reasonably incurred by the Indemnitee
(i) as a result of the Company's failure to perform this Agreement or any provision thereof, after the duty to perform has been established or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision


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thereof as aforesaid, after such validity and enforceability have been established.

          7.      Notification and Defense of Claim.

                  (a) Promptly after receipt by the Indemnitee of notice of any pending or threatened Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of such threatened or pending Proceeding. To be effective, such notice need only set forth the general basis upon which the Indemnitee became aware of the Proceeding; provided, however, if the Indemnitee shall have been personally served with a subpoena, summons, complaint, interrogatories or other papers, documents or materials, a copy thereof shall be attached to such notice and such notice shall be delivered to the Company within two (2) business days of the date on which the Indemnitee was so served. No indemnification provided for in Section 2 of this Agreement shall be available to the Indemnitee if he fails to give an appropriate and timely notice and, as a direct result thereof, the Company was unaware of the Proceeding to which such notice would have related and was prejudiced by the failure to give such notice.

                  (b) With respect to any Proceeding as to which the Indemnitee notifies the Company of the commencement thereof, the Company shall be entitled to participate in the Proceeding at its own expense and, except as otherwise provided below, to the extent the Company so desires, it may assume the defense thereof with counsel mutually satisfactory to the Indemnitee and to the Company. After notice from the Company to the Indemnitee of its election to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by the Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his own counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at the Indemnitee's expense unless: (i) the employment of counsel by the Indemnitee has been authorized by the Company,
(ii) the Indemnitee has determined in good faith that there may be a conflict of interest between the Indemnitee and the Company in the defense of the Proceeding, or (iii) the Company shall not have employed counsel promptly to assume the defense of such Proceeding; in each of which cases, after prompt notice to the Company, all Expenses of the Proceeding shall be borne by the Company and subject to payment pursuant to Sections 2, 3 and 4 of this Agreement. The Company shall not be entitled to assume the defense of any Proceeding brought by the Company against the


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Indemnitee or as to which the Indemnitee shall have made the determination provided for in (ii) above.

                  (c) The Indemnitee shall do everything that the Company reasonably believes is necessary to defend against, settle, or both, any such Proceeding, including the execution of such documents necessary to enable the Company to effectively defend against such Proceeding, and the Indemnitee shall not make any admission without the Company's written consent unless the Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement.

                  (d) The Company shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Company nor the Indemnitee shall unreasonably withhold its or his consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; however, the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

         9.       Nonexclusivity and Severability.

                  (a) The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled as to action in his capacity as a director, officer, employee, or agent and the rights of Indemnitee hereunder shall continue after the Indemnitee has ceased to be a director, officer, employee, or agent.

                  (b) The right to indemnification provided by this Agreement is in addition to, and not in lieu of, any rights conferred under the bylaws of the Company as they may be amended from time to time and the Georgia Business Corporation Code as it may be amended from time to time.

                  (c) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.


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                  (d)      This Agreement is not an agreement of employment,
and Indemnitee acknowledges that the Company has no obligation to employ Indemnitee in any capacity by virtue hereof.

          10. Governing Law. This Agreement shall in all respects be governed by and construed in accordance with (a) the provisions of the Georgia Business Corporation Code and judicial decisions thereunder as they apply to indemnification of officers, directors, employees and agents and (b) the internal laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof, as such laws apply to contract formation, construction, interpretation and performance. Each party represents and warrants to the other that this Agreement has been duly executed and delivered by such party or on such party's behalf and constitutes the valid and binding obligation of such party, enforceable against it or him in accordance with its terms.

         11. Modification; Survival. Subject to Section 9(b) above, this Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by all parties hereto that refers to this Agreement. The provisions of this Agreement shall survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee's service as a director, officer, employee, or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

         12. Notices. Unless expressly provided to the contrary, herein, all notices or other communications required or permitted herein will be given in writing (which may be in the form of an electronic facsimile transmission) addressed as follows:

             (a)  If to the Company:

                  T/R Systems, Inc.
                  6145 Northbelt Parkway
                  Norcross, Georgia 30071
                  Attn: President
                  Fax No.: (404) 448-3202

             (b)  If to the Indemnitee:

                  E. Neal Tompkins
                  7755 Janann Way
                  Atlanta, Georgia 30360

Notice of change of address shall be effective only when provided in accordance with this section. All notices complying with this


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section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

    13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   T/R SYSTEMS, INC.
                                   (the "Company")



                                   By: /s/ Francis A. Rowe
                                       ----------------------------------------
                                       Francis A. Rowe
                                       Chairman


                                   /s/ E. Neal Tompkins
                                   --------------------------------------------
                                   E. NEAL TOMPKINS
                                   ("Indemnitee")


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                                   EXHIBIT A

                          AFFIRMATION AND UNDERTAKING



The Board of Directors
T/R Systems, Inc.
6145 Northbelt Parkway
Norcross, Georgia 30071



Gentlemen:

     I am a defendant in ________________________________________, presently pending in ______________________________________________[court], brought by
____________________________________________________________ against me and
____________________________________________[name others], by reason of the fact that I was a director of T/R Systems, Inc. (the "Company") at the time of the matters complained of. I hereby affirm my good faith belief that in my capacity as a director of the Company with respect to the matters, actions or events from which the foregoing proceeding arose, I acted in a manner I believed to be in, or not opposed to, the best interests of the Company [add in the event the proceeding specified is a criminal one: and I had no reasonable cause to believe my conduct was unlawful].

     Pursuant to that certain Indemnification Agreement between the Company and me dated March 4, 1994, I am entitled to have the Company pay all expenses incurred by me in the defense of the above described proceeding. Please accept this letter as my undertaking to repay to the Company all expenses paid by it on my behalf in advance of the final disposition of the above described action in the event it shall ultimately be determined that I am not entitled to be indemnified by the Company as authorized by said Indemnification Agreement, the bylaws of the Company, or the Georgia Business Corporation Code.

                                       Very truly yours,



                                       -----------------------------------------
                                       E. NEAL TOMPKINS

                                       Dated:
                                             -----------------------------------

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STATE OF                  )
         -----------------
                          )  SS

COUNTY OF                 )
         -----------------




     On ______________, 19__, before me, _______________________, a Notary
Public in and for said County and State, personally appeared E. Neal Tompkins, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same and that by his signature on such instrument such person executed such instrument.


                                           -------------------------------
                                           Notary Public


     My commission expires the __ day of ___________, 19__.


[NOTARIAL SEAL]


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                                   EXHIBIT B



                           INDEMNIFICATION STATEMENT



STATE OF
        -------------------------)
                                    SS
COUNTY OF                        )
         ------------------------)

     I, E. Neal Tompkins, being first duly sworn, do depose and say as follows:

     1. This Indemnification Statement is submitted pursuant to that certain Indemnification Agreement dated as of March 4, 1994, by and between T/R Systems, Inc. (the "Company") and the undersigned.

     2. I am requesting indemnification against costs, charges, claims, losses, liabilities, expenses, and damages, including, without limitation, attorneys' and other fees and expenses, judgments, fines and amounts paid in settlement, all of which (collectively, "Expenses") have been or will be incurred by me in connection with an actual or threatened civil, administrative or investigative action, suit, claim or proceeding ("Proceeding") to which I am a party or am threatened to be made a party, to the extent not previously paid or reimbursed by the Company.

     3. With respect to all matters related to any such Proceeding, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

     4. Without limiting any other rights that I have or may have, I am requesting indemnification against Expenses that have or may arise out of
___________________________________________________________________________
___________________________________________________________________________
______________________________________.



                                   ----------------------------------------
                                   E. NEAL TOMPKINS

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     On _____________, 19__, before me, __________________________, a Notary
Public in and for said County and State, personally appeared E. Neal Tompkins, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same and that by his signature on such instrument such person executed such instrument.


                                            ------------------------------
                                            Notary Public


         My commission expires the __ day of _________, 19__.




[NOTARIAL SEAL]


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